                                                                    EXHIBIT 99.1


                          Foothill Capital Corporation
                      2450 Colorado Avenue, Suite 3000 West
                         Santa Monica, California 90404

                             As of January 10, 2002

FRI-MRD CORPORATION
Attn: Mr. Robert T. Trebing, Jr.
18831 Von Karman Avenue
Irvine, California 92612


               Re: Foothill Capital Corporation; Chi-Chi's, Inc., as Borrower, FRI-MRD Corporation, as a Guarantor, Prandium, Inc., as a Guarantor, and each of their Subsidiaries, as Guarantors
                    ------------------------------------------------------------

Ladies and Gentlemen:

                  Reference hereby is made to that certain Amended and Restated Loan and Security Agreement, dated as of July 19, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), by
                                                            --------------
and among, on the one hand, FRI-MRD CORPORATION, a Delaware corporation ("FRI-MRD"), CHI-CHI'S, INC., a Delaware corporation ("Borrower"), and for
  -------                                              --------
purposes of acknowledging and agreeing to Section 15.11 of the Loan Agreement,
                                          -------------
by PRANDIUM, INC., a Delaware corporation, formerly known as Family Restaurants, Inc. ("Prandium"), and each of its Affiliates that are signatories thereto, and,
       --------
on the other hand, FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"). Capitalized terms used but not otherwise defined herein shall have
  --------
the meanings ascribed to them in the Loan Agreement.

                  Borrower, Prandium, FRI-MRD, and each of their undersigned Affiliates each acknowledge and agree that unwaived Events of Default have occurred and are continuing. The Events of Default currently known by Foothill include the following Events of Default (the "Present Events of Default"):
                                              -------------------------

                  A. In violation of the financial covenant contained in Section
                                                                         -------
7.20(a) of the Loan Agreement, the actual EBITDA of the Borrower for the period
------
of four consecutive fiscal quarters ending December 31, 2000 was $557,000, which fails to satisfy the required minimum EBITDA for the Borrower of $4,500,000 for such period;

                  B. In violation of the financial covenant contained in Section
                                                                         -------
7.20(a) of the Loan Agreement, the actual EBITDA of the Borrower for the period
------
of four consecutive fiscal quarters ending April 1, 2001 was ($1,500,000), which fails to satisfy the required minimum EBITDA for the Borrower of $4,500,000 for such period;

                  C. In violation of the financial covenant contained in Section
                                                                         -------
7.20(a) of the Loan Agreement, the actual EBITDA of the Borrower for the period
------
of four consecutive fiscal quarters ending July 1, 2001 was ($1,551,000), which fails to satisfy the required minimum EBITDA for the Borrower of $4,500,000 for such period;

                  D. In violation of the financial covenant contained in Section
                                                                         -------
7.20(a) of the Loan Agreement, the actual EBITDA of the Borrower for the period
------
of four consecutive fiscal quarters ending September 30, 2001 was ($213,000), which fails to satisfy the required minimum EBITDA for the Borrower of $4,500,000 for such period;

                  E. In violation of the financial covenant contained in Section
                                                                         -------
7.20(b) of the Loan Agreement, the actual EBITDA of the Borrower, HGI, KKR and
------
FRI-Admin, on a combined basis for the period of four consecutive fiscal quarters ending December 31, 2000 was $1,970,000, which fails to satisfy the required minimum EBITDA for the Borrower, HGI, KKR and FRI-Admin, on a combined basis, of $6,000,000 for such period;

                  F. In violation of the financial covenant contained in Section
                                                                         -------
7.20(b) of the Loan Agreement, the actual EBITDA of the Borrower, HGI, KKR and
------
FRI-Admin, on a combined basis for the period of four consecutive fiscal quarters ending April 1, 2001 was ($1,825,000), which fails to satisfy the required minimum EBITDA for the Borrower, HGI, KKR and FRI-Admin, on a combined basis, of $6,000,000 for such period;

                  G. In violation of the financial covenant contained in Section
                                                                         -------
7.20(b) of the Loan Agreement, the actual EBITDA of the Borrower, HGI, KKR and
------
FRI-Admin, on a combined basis for the period of four consecutive fiscal quarters ending July 1, 2001 was ($3,665,000), which fails to satisfy the required minimum EBITDA for the Borrower, HGI, KKR and FRI-Admin, on a combined basis, of $6,000,000 for such period;

                  H. In violation of the financial covenant contained in Section
                                                                         -------
7.20(b) of the Loan Agreement, the actual EBITDA of the Borrower, HGI, KKR and
------
FRI-Admin, on a combined basis for the period of four consecutive fiscal quarters ending September 30, 2001 was ($2,340,000), which fails to satisfy the required minimum EBITDA for the Borrower, HGI, KKR and FRI-Admin, on a combined basis, of $6,000,000 for such period;

                  I. In violation of the financial covenant contained in Section
                                                                         -------
7.20(c) of the Loan Agreement, the actual EBITDA of KKR for the period of four
------
consecutive fiscal quarters ending December 31, 2000 was ($675,000), which fails to satisfy the required minimum EBITDA for KKR of $0 for such period;

                  J. In violation of the financial covenant contained in Section
                                                                         -------
7.20(c) of the Loan Agreement, the actual EBITDA of KKR for the period of four
------
consecutive fiscal quarters ending April 1, 2001 was ($1,162,000), which fails to satisfy the required minimum EBITDA for KKR of $500,000 for such period;

                  K. In violation of the financial covenant contained in Section
                                                                         -------
7.20(c) of the Loan Agreement, the actual EBITDA of KKR for the period of four
------
consecutive fiscal quarters ending July 1, 2001 was ($1,818,000), which fails to satisfy the required minimum EBITDA for KKR of $500,000 for such period;

                  L. In violation of the financial covenant contained in Section
                                                                         -------
7.20(c) of the Loan Agreement, the actual EBITDA of KKR for the period of four
------
consecutive fiscal quarters ending September 30, 2001 was ($1,657,000), which fails to satisfy the required minimum EBITDA for KKR of $500,000 for such period;

                  M. In violation of the financial covenant contained in Section
                                                                         -------
7.20(d) of the Loan Agreement, the actual EBITDA of KKR and HGI on a combined
------
basis for the period of four consecutive fiscal quarters ending April 1, 2001 was $2,559,000, which fails to satisfy the required minimum EBITDA for KKR and HGI on a combined basis of $3,000,000 for such period;

                  N. In violation of the financial covenant contained in Section
                                                                         -------
7.20(d) of the Loan Agreement, the actual EBITDA of KKR and HGI on a combined
------
basis for the period of four consecutive fiscal quarters ending July 1, 2001 was $1,824,000, which fails to satisfy the required minimum EBITDA for KKR and HGI on a combined basis of $3,000,000 for such period;

                  O. In violation of the financial covenant contained in Section
                                                                         -------
7.20(d) of the Loan Agreement, the actual EBITDA of KKR and HGI on a combined
------
basis for the period of four consecutive fiscal quarters ending September 30, 2001 was $2,010,000, which fails to satisfy the required minimum EBITDA for KKR and HGI on a combined basis of $3,000,000 for such period; and

                  P. FRI-MRD is in default with respect to its payment obligations under the Senior Discount Notes and the Senior Secured Discount Notes, which constitutes an Event of Default pursuant to Section 8.10 of the
                                                         ------------
Loan Agreement.

                  Borrower, Prandium, FRI-MRD, and each of their undersigned Affiliates each acknowledge and agree that, as a result of the Present Events of Default, among other things, Foothill's obligation to make Advances, issue Letters of Credit or otherwise extend credit to Borrower under the Loan Agreement has been terminated; provided that, notwithstanding the foregoing, Foothill agrees to extend for one year all Letters of Credit which expire during the Forbearance Period.

                  To provide FRI-MRD with additional time to negotiate a restructuring of its Indebtedness under the Senior Secured Discount Notes and the Senior Discount Notes, among other Indebtedness, Foothill agrees to forbear from exercising its remedies relative to the Present Events of Default during the Forbearance Period (as hereinafter defined), subject to satisfaction of the following conditions precedent: (a) Foothill shall have received a fully executed counterpart of this agreement and (b) Foothill shall have received a reaffirmation and consent, in the form of Exhibit A hereto, which shall be duly executed by each Guarantor, dated as of the date hereof, and in full force and effect. The foregoing to the contrary notwithstanding, Foothill shall have no obligation to forbear from satisfying any Obligations which may be outstanding as of any date of determination from any cash or Cash Equivalents held by or on behalf of Foothill or its Affiliates to secure the Obligations.

                  FRI-MRD, Prandium, Borrower and each of their undersigned Affiliates each covenants and agrees as follows:

                  1. FRI-MRD, Prandium, Borrower and each such undersigned Affiliate (collectively, the "Releasing Parties") each hereby releases and
                              -----------------
discharges absolutely and forever, Foothill, Foothill's predecessors, assigns and their respective officers, directors, shareholders, partners, agents, employees, servants, related corporations, subsidiaries, affiliates, partnerships, or other entities related thereto, whether controlled by or related to Foothill and their attorneys (collectively, the "Released Parties") of and from any and all claims, rights, demands,
     ----------------
injuries, debts, damages, liabilities, omissions, accounts, contracts, agreements, promissory notes, obligations, causes of action, costs, expenses, liens, things, matters, and defenses, whether known or unknown, suspected or unsuspected, of every kind and nature which now exist, and/or heretofore have existed in the favor of the Releasing Parties against the Released Parties arising or in any way connected with the financial relationship between the parties arising from the underlying Loan Documents and documents related thereto.

                  Each of the Releasing Parties acknowledges that Section 1542 of the Civil Code of California provides:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his-favor at the time of executing a release, which "if known by him must have materially affected his settlement with the debtor."

                  Each of the Releasing Parties have been advised by counsel with respect to the release contained herein. Each such Releasing Party also acknowledges that it may hereafter discover facts in addition to or different from those which each such party know or believe to be true with respect to the subject matter of the release given hereby, but that it is the intention of each such Releasing Party to, and each such Releasing Party does hereby, fully, finally and forever waive any and all rights and defenses as set forth hereinabove. Upon advice of such counsel, and in furtherance of such intention, each Releasing Party waives all rights granted to each such Releasing Party by
Section 1542 of the Civil Code of California and acknowledges that the release herein given shall be and remain in effect as a full and complete general release as to the matters released herein, notwithstanding the subsequent discovery or existence of any such additional or different facts.

                  2. FRI-MRD, Prandium, Borrower, and each such undersigned Affiliate each agrees that Foothill and its Affiliates may continue to hold any cash or Cash Equivalents which were previously provided to Foothill as additional security for the Obligations until such time as (a) all Obligations have been satisfied in full in cash and (b) (i) Foothill has received an irrevocable letter of credit from a financial institution acceptable to Foothill in its discretion, in form and substance acceptable to Foothill in its discretion, in favor of Foothill in an amount equal to 107% of the maximum amount of Foothill's obligations under all outstanding Letters of Credit, or
(ii) all Letters of Credit have expired or have been released.

                  3. FRI-MRD and Prandium each covenant and agree that they each will commence voluntary pre-negotiated or prepackaged Insolvency Proceedings under Chapter 11 of the United States Bankruptcy Code on or before March 1, 2002. The disclosure statement and plan of reorganization to be filed in the Chapter 11 Cases shall be in form and substance reasonably satisfactory to Foothill.

                  4. FRI-MRD, Prandium, Borrower, and each such undersigned Affiliate each waives any right to seek authority from the bankruptcy court in which an Insolvency Proceeding is pending to obtain the use of any cash or Cash Equivalents held by or on behalf of Foothill or its Affiliates to secure the Obligations. In addition, FRI-MRD, Prandium, Borrower and each of their undersigned Affiliates each covenants and agrees that such Person shall not seek authority of such bankruptcy court to use such cash or Cash Equivalents. Such cash collateral will bear interest at the per annum rate applicable from time to time with respect to ninety (90) day certificates of deposit offered by Wells Fargo Bank, National Association, a national banking association. If at any time the aggregate amount of such collateral exceeds 107% of the maximum amount of Foothill's obligations under outstanding Letters of Credit by more than $50,000, Foothill shall promptly (and in any event within five (5) Business Days of Foothill's receipt of a written notice from Borrower of the existence of such excess) pay such excess to Borrower, to the extent that such excess is greater than $50,000; provided, however, that if at any time the
                                     --------  -------
maximum amount of Foothill's obligations under outstanding Letters of Credit is less than or equal to $6,000,000, Foothill shall only be required to return a portion of such collateral to Borrower to the extent that the aggregate amount of such collateral exceeds 107% of the maximum amount of Foothill's obligations under outstanding Letters of Credit by more than $250,000. Foothill also agrees to pay to Borrower, on the last Business Day of each month, all accrued and unpaid interest on such collateral during such month pursuant to the first sentence of this paragraph.

                  5. FRI-MRD, Prandium, Borrower, each of their undersigned Affiliates and Foothill each agree that Section 2.2(e) of the Loan Agreement is
                                        --------------
hereby amended and restated in its entirety as follows:

                  "(e) Immediately upon the termination of this Agreement, Borrower agrees to either (i) cause to be delivered to Foothill releases of all of Foothill's obligations under outstanding Letters of Credit, or (ii) provide Foothill with an irrevocable letter of credit, in form and substance and from an issuer, that is reasonably acceptable to Foothill, in an amount equal to 107% of the maximum amount of Foothill's obligations under outstanding Letters of Credit."

                  6. FRI-MRD, Prandium, Borrower, each of their undersigned Affiliates and Foothill each agree that the first sentence of Section 3.4 of the
                                                              -----------
Loan Agreement is hereby amended and restated in its entirety as follows:

                  "This Agreement shall become effective upon the later of (a) the execution and delivery of this Agreement by Prandium, FRI-MRD, Borrower, Foothill, and each of the other parties hereto, and (b) the Closing Date, and shall continue in full force and effect for a term ending on March 31, 2002 (the "Maturity Date")."

                  7. FRI-MRD, Prandium, Borrower, each of their undersigned Affiliates and Foothill each agree that the first sentence of Section 3.6 of the
                                                              -----------
Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Borrower has the option, at any time upon 10 Business Days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including a release of all Letters of Credit or delivery of an irrevocable letter of credit, in form and substance and from an issuer, that is reasonably acceptable to Foothill, in an amount equal to 107% of the maximum amount of Foothill's obligations under outstanding Letters of Credit), in full, together with the Applicable Termination Premium."

                  As used herein, Forbearance Period shall mean the period commencing on the date when the above referenced conditions precedent have been satisfied and continuing through the earliest to occur of: (i) March 31, 2002 (or such later date as Foothill may designate in writing in its sole discretion) or (ii) the occurrence of any Event of Default other than a Present Event of Default or an Event of Default which occurs as a result of any failure by Borrower, any Guarantor or any of their Affiliates to comply with the requirements set forth in Sections 7.20 or 7.21 of the Loan Agreement.
                          -------- ----    ----

                  In the event of a direct conflict between the provisions of this letter agreement and the provisions of that certain letter agreement dated as of October 18, 2001, it is the intention of the parties hereto that the provisions of this letter agreement shall govern and control.

                  The forbearance referenced herein is limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement (as it may from time to time be amended), and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under the Loan Documents.

                  This letter agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this letter agreement by signing any such counterpart. Delivery of an executed counterpart of this letter agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile also shall deliver an original executed counterpart of this letter agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this letter agreement.

                  This letter agreement is a Loan Document.

                  Please indicate your agreement with the foregoing by signing this letter agreement in the space provided for your signature below and returning it to the undersigned.

                                                    FOOTHILL CAPITAL CORPORATION


                                                    By /s/Teresa M. Bolick
                                                       -------------------------

                                                    Title   Vice President

         Acknowledged and Agreed:

         FRI-MRD CORPORATION,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title President

         CHI-CHI'S, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         PRANDIUM, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title EVP/CFO

         FRI-ADMIN CORPORATION,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title President

         CCMR OF TIMONIUM, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF MARYLAND, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF CATONSVILLE, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF GREENBELT, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF RITCHIE HIGHWAY, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF CUMBERLAND, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            -----------------------

         Title Vice President and Treasurer

         CCMR OF HARFORD COUNTY, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            -----------------------

         Title Vice President and Treasurer

         MAINTENANCE SUPPORT GROUP, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            -----------------------

         Title Vice President and Treasurer

         CCMR OF FREDERICK, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            -----------------------

         Title Vice President and Treasurer

         CCMR OF INNER HARBOR, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            -----------------------

         Title Vice President and Treasurer

         CHI-CHI'S OF WEST VIRGINIA, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         KOO KOO ROO, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         THE HAMLET GROUP, INC.,
         a California corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer






         cc:     David Reamer, Esq.
                 John Francis Hilson, Esq.

                                    EXHIBIT A
                                    ---------

                            Reaffirmation and Consent

          Reference hereby is made to (a) that certain Amended and Restated Loan and Security Agreement, dated as of July 19, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), by
                                                            --------------
and among, on the one hand, FRI-MRD CORPORATION, a Delaware corporation ("FRI-MRD"), CHI-CHI'S, INC., a Delaware corporation ("Borrower"), and for
  -------                                              --------
purposes of acknowledging and agreeing to Section 15.11 of the Loan Agreement,
                                          -------------
by PRANDIUM, INC., a Delaware corporation, formerly known as Family Restaurants, Inc. ("Prandium"), and each of its Affiliates that are signatories thereto, and,
       --------
on the other hand, FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"); and (b) that certain letter agreement dated as of January 10, 2002
  --------
(the "Letter Agreement"), by and among, on the one hand, FRI-MRD, Borrower, Prandium and each of its Affiliates that are signatories thereto, and on the other hand, Foothill. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Letter Agreement; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.

          This Reaffirmation and Consent shall be governed by internal laws of the State of California as more fully set forth in Section 13 of the Loan Agreement

         FRI-MRD CORPORATION,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title President

         PRANDIUM, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title EVP/CFO

         FRI-ADMIN CORPORATION,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title President

         CCMR OF TIMONIUM, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF MARYLAND, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF CATONSVILLE, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF GREENBELT, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF RITCHIE HIGHWAY, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF CUMBERLAND, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF HARFORD COUNTY, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         MAINTENANCE SUPPORT GROUP, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF FREDERICK, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CCMR OF INNER HARBOR, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         CHI-CHI'S OF WEST VIRGINIA, INC.,
         a Kentucky corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer

         KOO KOO ROO, INC.,
         a Delaware corporation

         By /s/ R. T. Trebing, Jr.
            -----------------------

         Title Vice President and Treasurer

         THE HAMLET GROUP, INC.,
         a California corporation

         By /s/ R. T. Trebing, Jr.
            ----------------------

         Title Vice President and Treasurer